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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: FEBRUARY 17, 2004
                        (DATE OF EARLIEST EVENT REPORTED)




                            THE NAUTILUS GROUP, INC.
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             (Exact name of registrant as specified in its charter)





        Washington                  000-25867                     94-3002667
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
    of incorporation)             File Number)               Identification No.)




                              1400 NE 136th Avenue
                           Vancouver, Washington 98684
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              (Address of principal executive offices and zip code)




                                 (360) 694-7722
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              (Registrant's telephone number, including area code)




                                 Not Applicable
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          (Former name or former address, if changed since last report)





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                            THE NAUTILUS GROUP, INC.
                                    FORM 8-K

ITEM 5.  OTHER EVENTS

         On February 17, 2004, The Nautilus Group, Inc. issued a press release announcing that Chairman Brian Cook will retire effective March 1, 2004, from his position as Chairman and member of the Board of Directors, and that Gregg Hammann, President and Chief Executive Officer, has been elected to assume the additional position of Chairman. A copy of the press release is attached as
Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         The following exhibit is furnished herewith and this list constitutes the exhibit index:

         Exhibit No.          Description
         -----------          -----------

         99 The Nautilus Group, Inc. Press Release, dated February 17, 2004, announcing that Chairman Brian Cook will retire effective March 1, 2004, from his position as Chairman and member of the Board of Directors, and that Gregg Hammann, President and Chief Executive Officer, has been elected to assume the additional position of Chairman.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE NAUTILUS GROUP, INC.
                                           (Registrant)

February 24, 2004                          By: /s/  Rod W. Rice
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(Date)                                     Rod W. Rice, Chief Financial Officer,
                                           Treasurer and Secretary